UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2019

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

Convertible Debt Offering

`             On February 15, 2019, Youngevity International, Inc. (the “Company”) closed the first tranche of its private placement debt offering pursuant to which the Company offered for sale a minimum of notes in the principal amount of minimum of $100,000 and a maximum of notes in the principal amount $10,000,000 (the “Notes”), with each investor receiving 2,000 shares of the Company’s common stock for each $100,000 invested. The Company entered into subscription agreements (the “Subscription Agreement”) with 13 accredited investors that had a substantial pre-existing with the Company pursuant to which the Company received gross proceeds of $1,900,000 and issued Notes in the aggregate principal amount of $1,900,000 and an aggregate of 38,000 shares of Common Stock. The placement agent will receive up to 50,000 shares of common stock in the offering.

Each Note matures 24 months after issuance, bears interest at a rate of 6% per annum, is issued at a 5% original issue discount and the outstanding principal is convertible into shares of common stock at any time after the 180th day anniversary of the issuance of the Note, at a conversion price of $10 per share (subject to adjustment for stock splits, stock dividends and reclassification of the Common Stock). Interest must be paid in cash. Each Note is subject to prepayment at any time prior to maturity at 110% of the outstanding principal amount and all accrued and unpaid interest Events of default include failure to make an interest payment when due, default of any material covenant that remains uncured for 30 days, failure to comply with the Company’s reporting obligations under the Securities Exchange Act of 1934 and certain insolvency and bankruptcy events. Payment under the Notes is secured pursuant to a Security Agreement (the “Security Agreement”) by a security interest in the equity of Khrysos Industries, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“KII”), which security interest is subordinate to the security interest of Crestmark Bank in all of the assets of the Company and pari passu with rights of certain holders of the Company’s notes issued in 2014 (the “2014 Notes”). Upon an event of default under either the Notes, the Crestmark Bank debt or the 2014 Notes the holders may exercise their rights with respect to the collateral.

The foregoing description of the terms of the Note, Subscription Agreement and Security Agreement do not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The provisions of the Subscription Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 2.01.   Completion of Acquisition or Disposition of Assets.

Acquisition of Khrysos Global Assets

On February 15, 2019, pursuant to an Asset and Equity Purchase Agreement (the “AEPA”), dated February 11, 2019, by and among the Company, KII, Khrysos Global, Inc., a Florida corporation (“Seller”), Leigh Dundore (“LD”), and Dwayne Dundore (the “Representing Party”), KII acquired substantially all the assets (the “Assets”) of KGI and all the outstanding equity of INXL Laboratories, Inc., a Florida corporation (“INXL”) and INX Holdings, Inc., a Florida corporation (“INXH”). Seller, INXL and INXH are engaged in the CBD hemp extraction technology equipment business (the “Business”) and develop and sell equipment and related services to clients which enable them to extract CBD oils from hemp stock.

The consideration paid for the Assets and the equity of INXL and INXH is an aggregate of Sixteen Million Dollars ($16,000,000), to be paid as set forth below and allocated between the Sellers and LD in such manner as they determine in their discretion.

At closing, Seller, LD and the Representing Party received an aggregate of 1,794,972 shares of the Company’s Common Stock which have a deemed value of Fourteen Million Dollars ($14,000,000) for the purposes of the AEPA and Five Hundred Thousand Dollars ($500,000) in cash. Thereafter, Seller, LD and the Representing Party are to receive an aggregate of: Five Hundred Thousand Dollars ($500,000) in cash thirty (30) days following the date of closing; Two Hundred Fifty Thousand Dollars ($250,000) in cash ninety (90) days following the date of closing; Two Hundred Fifty Thousand Dollars ($250,000) in cash one hundred and eighty (180) days following the Date of closing; Two Hundred Fifty Thousand Dollars ($250,000) in cash two hundred and seventy (270) days following the date of closing; and Two Hundred Fifty Thousand Dollars ($250,000) in cash one (1) year following the date of closing.

In addition, the Company agreed to issue to Representing Party, subject to the approval of the holders of at least a majority of the issued and outstanding shares of the Company’s Common Stock and the approval of The Nasdaq Stock Market (collectively, the “Contingent Consideration Warrants”):

(i) a six-year warrant to purchase an aggregate 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $25,000,000 in cumulative revenue during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024;

(ii) a six-year warrant to purchase 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $75,000,000 in cumulative revenue during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024; and

(iii) a six-year warrant to purchase 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $150,000,000 in cumulative revenue during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024;

(iv) a six-year warrant to purchase an aggregate 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $10,000,000 in cumulative net income before taxes during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024;

(v) a six-year warrant to purchase 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $30,000,000 in cumulative net income before taxes during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024; and

(vi) a six-year warrant to purchase 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $60,000,000 in cumulative net income before taxes during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024.

The AEPA contains customary representations, warranties and covenants of the Company, KII, the Seller, LD and the Representing Party. Subject to certain customary limitations, the Seller, LD and the Representing Party have agreed to indemnify the Company and KII against certain losses related to, among other things, breaches of the Seller’s, LD’s and the Representing Party’s representations and warranties, certain specified liabilities and the failure to perform covenants or obligations under the AEPA.

The foregoing description of the terms of the Contingent Warrants and AEPA do not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 4.2, 4.3 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The provisions of the AEPA, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 2.03. Creation of a Direct Financial obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the securities of the Company set forth under Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Company issued the Notes to the investors and the shares of the Company’s Common Stock to the sellers in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration for private placements based in part on the representations made by the investors and sellers with respect to their status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed with the Securities and Exchange Commission if deemed to be required within the requisite filing period.

(b) Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed if deemed to be required within the requisite filing period.

Exhibit Number	Description
4.1*	Form of 6% Convertible Notes
4.2	Form of Contingent Warrant (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on February 12, 2019 (File No. 000-54900)
4.3	Form of Contingent Warrant #2 (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on February 12, 2019 (File No. 000-54900)
10.1*	Form of Subscription Agreement to purchase 6% Convertible Notes
10.2*	Security Agreement between Youngevity International, Inc. and investors
10.3
Asset and Equity Purchase Agreement by and between Youngevity International, Inc., Khrysos Industries, Inc., Khrysos Global, Leigh Dundore and Dwayne Dundore (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on February 12, 2019 (File No. 000-54900)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: February 15, 2019	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer

  EXHIBIT INDEX

Exhibit Number	Description
4.1*	Form of 6% Convertible Notes
4.2	Form of Contingent Warrant (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on February 12, 2019 (File No. 000-54900)
4.3	Form of Contingent Warrant #2 (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on February 12, 2019 (File No. 000-54900)
10.1*	Form of Subscription Agreement to purchase 6% Convertible Notes
10.2*	Security Agreement between Youngevity International, Inc. and investors
10.3
Asset and Equity Purchase Agreement by and between Youngevity International, Inc., Khrysos Industries, Inc., Khrysos Global, Leigh Dundore and Dwayne Dundore (Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on February 12, 2019 (File No. 000-54900)

*Filed herewith